UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): Dec. 12, 2012 (Dec. 12, 2012)

Connecticut Water Service, Inc.

(Exact name of registrant as specified in its charter)

Connecticut

(State or other jurisdiction of incorporation)

0-8084	06-0739839
(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut	06413-0562
(Address of Principal Executive Offices)	(Zip Code)

(860) 669-8636

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Press Release

On December 12, 2012, Connecticut Water Service, Inc. issued a press release related to the pricing of its public offering of 1,475,000 shares of common stock at an offering price of $29.25 per share, which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

The following document is filed herewith as an exhibit hereto:

(d)	Exhibits

99.1	Connecticut Water Service, Inc. press release regarding pricing of a public offering, dated December 12, 2012, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.
a Connecticut corporation

Date: December 12, 2012	By:	/s/ David C. Benoit
	Name:	David C. Benoit
	Title:	Vice President – Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Connecticut Water Service, Inc. press release regarding pricing of a public offering, dated December 12, 2012, is filed herewith.